UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 22, 2001


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923


          Illinois                                       36-3873352
-----------------------------               ------------------------------------
(State or other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)




                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

In February 2001, Wintrust Financial Corporation issued its letter to shareholders related to the fourth quarter 2000, which is attached hereto as an Exhibit. On January 22, 2001, Wintrust Financial Corporation announced earnings for the fourth quarter and year ended December 31, 2000. The Company's press release related to this announcement is attached as part of the aforementioned letter to shareholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99.1 - Letter to Shareholders including the earnings release dated January 22, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  February 14, 2001                     /s/ David A. Dykstra
                                             --------------------
                                             Executive Vice President
                                             & Chief Financial Officer